Abraham Fortress Fund

Class I Shares: FORTX

Class K Shares: FORKX

Class C Shares: FORRX

A series of Investment Managers Series Trust II

Supplement dated October 14, 2021 to the

Prospectus and Statement of Additional Information dated October 13, 2021

Class C Shares of the Abraham Fortress Fund are not currently available for purchase.

Please retain this Supplement for future reference.